                               Exhibit 10(lxii)
                               ________________


     THIS AGREEMENT, made as of the 1st day of March, 1994 among USLIFE

Corporation, a New York corporation (the "Company"), Chemical Bank, a New York corporation (the "Trustee") and KPMG Peat Marwick ("Independent Contractor").

                             W I T N E S S E T H:
                             _ _ _ _ _ _ _ _ _ _

     WHEREAS, the Company has incurred and expects to continue to incur certain unfunded retirement and deferred income liability to or with respect to the outside directors of the Company's Board of Directors pursuant to the terms of the USLIFE Corporation Retirement Plan for Outside Directors ("Retirement

Plan") and the USLIFE Corporation Deferred Compensation Plan ("Compensation

Plan");

     WHEREAS, the Company desires to provide additional assurance to some or all such outside directors (the "Participants") that their unfunded retirement and deferred compensation benefits under the Retirement Plan and Compensation

Plan, respectively (hereinafter referred to as the "Plans") will in the future be met or substantially met by application of the procedures set forth herein;

     WHEREAS, the Company wishes to establish separate accounts (hereinafter the "Accounts") with respect to some or all of the Participants in the Plans as determined by the Company prior to a Change In Control (as hereinafter defined in Section 2.3(d) (iv)) in order to provide a source of payments as such may be required under the terms of such Plans;

     WHEREAS, except as may be expressly provided in this Agreement, amounts allocated to each separate Account or Accounts, as determined by the Company from time to time in its sole discretion, and the earnings attributed thereto shall be used by the Trustee solely in satisfaction of the liabilities of the

Company with respect to the Participant in the Retirement Plan or Compensation

Plan for whom such separate Account or Accounts has been established and the expenses of administering the trust, established herein, and such utilization shall be in accordance with the procedures set forth herein;

     WHEREAS, the Company wishes to establish a separate account with respect to all amounts that are contributed hereunder by the Company which are not allocated by the Company at the time of such contribution to the Account or

Accounts of an individual Participant in the Plans (the "General Account");

     WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671 through 678 of the Internal

Revenue Code of 1986 (the "Code"); as amended;

     WHEREAS, the Company intends that the assets of the Trust will be subject to the claims of creditors of the Company as provided in Article II;

     WHEREAS, the Company intends that the existence of the Trust will not alter the characterization of the Plans as "unfunded" and will not be construed to provide taxable income to any participant under the Plans prior to actual payment of benefits thereunder;

     WHEREAS, the Trustee is not a party to the Plans and makes no representations with respect thereto, and all representations and recitals with respect to the Plans shall be deemed to be those of the Company.

     NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto convenant and agree as follows:

                                   ARTICLE I
                                   _________

     1.1  The Company hereby establishes with the Trustee a trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon.  All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.



     1.2  The Trustee shall hold, manage, invest and otherwise administer the

          Fund pursuant to the terms of this Agreement.  The Trustee shall be responsible only for contributions actually received by it hereunder.

          The amount of each contribution by the Company to the Fund shall be determined in the sole discretion of the Company and the Trustee shall have no duty or responsibility with respect thereto.



     1.3  The Independent Contractor (as hereinafter in Section 3.1 defined)

          shall maintain in an equitable manner a separate Account or Accounts for each Participant under the Plans in which it shall keep a separate record of the amount of the fund allocated to such

          Participant.  The Company shall certify to the Trustee and the

          Independent Contractor at the time of each contribution to the Fund the amount of such contribution to be allocated to each Account.

          Provided, however, that following a Change In Control, the Company may only allocate contributions to either the General Account or to

          Accounts which were established prior to the Change In Control.  Any amount contributed by the Company that is not so certified shall be allocated to the General Account.



     1.4  The Company may contribute to the Fund an irrevocable letter of credit (hereinafter referred to as a "L/C").  The following provisions shall be applicable to any such L/C:

          (a)  the L/C shall expire no sooner than one (1) year from the date of issuance,

          (b) the Company shall continue to maintain such L/C in effect until it is replaced by cash or another irrevocable L/C or this

              Agreement terminates pursuant to Article IX, whichever occurs first,

          (c)  the Company shall renew or replace such L/C at least thirty (30)

               days before its expiration for an additional period of one (1)

               year,

          (d)  if such L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30) days before the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement; provided, however, that in the event the Company is unable to renew such L/C at least thirty (30) days prior to the expiration of the predecessor L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such

          L/C, and the Trustee with reasonable diligence is unable to identify a bank (within the definition of Section 1.4(h)) that will replace such L/C at a cost equal to or less than twenty-five (25) basis points over the current annual cost of such L/C, then the Trustee shall not draw down the amount of such L/C as provided in this

          Section 1.4(d),

          (e)  the Trustee may also draw down on such L/C at any time the

               Trustee determines the proceeds of such L/C are necessary to allow the Trustee to fulfill its obligations under this

               Agreement,

          (f)  the proceeds of such L/C shall be available to the Trustee upon the Trustee's presentation of its sight draft,

          (g)  the Company may, at any time, replace such L/C with another irrevocable L/C having substantially similar terms, or with an equal amount of cash, or any combination thereof,

          (h)  any L/C shall be issued by a bank (including the Trustee) with assets in excess of $2 billion and net worth in excess of $100 million, shall be reasonably acceptable to the Trustee, and shall be in a form as shall be reasonably acceptable to the

               Trustee.

     1.5  The Trustee, for investment purposes only, may commingle all of the assets of the Fund and treat them as a single fund, but the records of the Independent Contractor at all times shall show the percentages of the Trust allocable to each Account and to the General Account.

          The Fund shall be revalued by the Trustee as of the last business day of each calendar quarter at current market values, as determined by the Trustee.  The Independent Contractor shall allocate any increase or decrease in the current market value of the Fund, as determined by the Trustee, pro-rata to all of the Accounts and to the General

          Account in proportion to the balance of the assets allocated thereto as of the last business day of the previous calendar quarter.

                                  ARTICLE II
                                  __________

     2.1  Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined herein), the Trustee shall upon written notice thereof from the Company's Board of Directors, Chairman of the Board or Chief Executive Officer suspend the payment of all benefits from the Fund and shall thereafter hold the Fund in suspense for the benefit of the creditors of the Company until it receives a court order directing the disposition of the Fund; provided, however, the

          Trustee may deduct or continue to deduct its fees and expenses and other expenses of the Trust, including taxes and the Independent

          Contractor's fees and expenses, pending the receipt of such court order.  The Company shall be considered to be insolvent if (a) a final judicial determination is entered that the Company is unable to pay its debts as such debts mature or (b) there shall have been filed by or against the Company in any court or other tribunal either of the United States or of any State or of any other authority now or hereafter exercising jurisdiction, a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of the Company's property under the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law.  By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors and Chairman of the Board and Chief Executive

          Officer, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made.  Absent such notice, the Trustee shall have no responsibility for determining whether or not the Company has become insolvent.

     2.2  The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plans or any other employee benefit plan or program of the Company.  Such

          Trust is and is intended to be a depository arrangement with the

          Trustee for the setting aside of cash and other assets of the Company as and when it so determines in its sole discretion for the meeting of part or all of its future benefit obligations to some or all of the Participants under the Plans.  Contributions by the Company to the Trust shall be in amounts determined solely by the Company and shall be in respect of only those Plan Participants selected prior to a Change In Control by the Company from time to time as it determines.  The purpose of this Trust is to provide a fund from which benefits may be payable under the Plans and as to which Plan

          Participants with an Account or Accounts hereunder may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of the Company unless the Company becomes insolvent as defined in Section 2.1.  The Company further represents that the Plans are not qualified under Section

          401(a) of the United States Internal Revenue Code and therefore are not subject to any of the Code requirements applicable to tax-

          qualified plans.

     2.3  Amounts paid or delivered by the Company to the Trustee pursuant to

          Section 1.1 shall not revert to the Company except as provided below:

          (a)  Upon the satisfaction of all liabilities of the Company under both Plans in respect of Participants for whom an Account or

               Accounts have been established, any assets of the Fund then remaining may be distributed to the Company as per its

               instructions as provided in Section 3.6 or

          (b)  Upon termination of the Trust as provided in Section 9.1, the

               Fund may be distributed to the Company in accordance with

               Section 9.2; or

          (c)  Upon the insolvency of the Company (as determined in Section

               2.1), the assets of the Fund shall be distributed in accordance with the provisions of Section 2.1; or

          (d)  Within six (6) months after the payment or delivery by the

               Company of any amounts to the Trustee pursuant to Section 1.1,

               the Company may request that any portion of such amounts be returned to the Company (whether affecting the Accounts of all or any specified Participants).  Such a request shall be honored by the Trustee only if at the date of such request, the Board of

               Directors of the Company is made up of "Continuing Directors"

               (as defined below).  Further, within the original six (6) month period during which the Continuing Directors may request a return to the Company of amounts paid or delivered to the

               Trustee pursuant to Section 1.1, the Continuing Directors may request a one time extension of such period for an additional six months.

For purposes of this Agreement, the following terms have the meaning indicated:

               (i)       "Acquiring Person" shall mean any person who is a

                         Beneficial Owner of 20% or more of the outstanding

                         shares of Common Stock or 20% or more of the

                         outstanding shares of Voting Stock of the Company;

                         provided, however, that the term "Acquiring Person"

                         shall not include the Company or any wholly-owned

                         subsidiary of the Company or any employee benefit plan

                         established by any of them and either in effect on the

                         date of this Agreement or hereafter approved by the

                         Continuing Directors.  For purposes of this subsection

                         (i) in determining the percentage of the outstanding

                         shares of Common Stock or Voting Stock of the Company

                         with respect to which a person is the Beneficial

                         Owner, all shares as to which such person is deemed

                         the Beneficial Owner shall be deemed outstanding.

               (ii)      "Affiliate" and "Associate" shall have the respective

                         meanings ascribed to such terms in Rule 12b-2 under

                         the Securities Exchange Act of 1934, as in effect on

                         the date of this Agreement; provided, however, that the Company shall, for purposes of this definition, be deemed to be the "registrant", as such term is used in

                         such Rule.

               (iii)     A person shall be deemed the "Beneficial Owner", and

                         to have "Beneficial Ownership", of any securities as

                         to which such person or any of such person's

                         Affiliates or Associates is or may be deemed to be the

                         beneficial owner pursuant to Rule 13d-3 under the

                         Securities Exchange Act of 1934, as in effect on the

                         date of this Agreement, as well as any securities as

                         to which such person or any of such person's

                         Affiliates or Associates has the right to become

                         Beneficial Owner (whether such right is exercisable

                         immediately or only after the passage of time)

                         pursuant to any agreement, arrangement or

                         understanding, or upon the exercise of conversion

                         rights, exchange rights, rights, warrants or options,

                         or otherwise; provided, however, that a person shall

                         not be deemed the "Beneficial Owner", or to have

                         "Beneficial Ownership", of any security (A) solely

                         because such security has been tendered pursuant to a

                         tender or exchange offer made by such person or any of

                         such person's Affiliates or Associates until such

                         tendered security is accepted for purchase or

                         exchange, (B) solely because such person or any of

                         such person's Affiliates or Associates has or shares

                         the power to vote or direct the voting of such

                         security pursuant to a revocable proxy given in

                         response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities

                         Exchange Act of 1934, except if such power (or the

                         arrangements relating thereto) is then reportable

                         under Item 6 of Schedule 13D under the Securities

                         Exchange Act of 1934 (or any similar provision of a

                         comparable or successor report) or (C) held for or

                         pursuant to the terms of any employee stock ownership

                         or other employee benefit plan of the Company or a

                         wholly-owned subsidiary of the Company and either in

                         effect on the date of this Agreement or hereafter

                         approved by the Continuing Directors.

               (iv)      "Change In Control" means the occurrence of either (1)

                         a transaction which has required the affirmative vote

                         of holders of at least 80% of the outstanding shares

                         of capital stock of the Company regularly entitled to

                         vote in the election of the directors of the Company

                         by reason of Article Seven of the Company's

                         Certificate of Incorporation, or (2) the acquisition

                         by any person, partnership, corporation or other

                         organization, or by any group of two or more thereof

                         who are affiliates (as defined by Rule 405 under the

                         Securities Act of 1933) or who are acting in concert

                         in respect of such acquisition of more than 25% of

                         such outstanding shares of such capital stock, if the

                         Company has opposed an acquisition of shares of the

                         Company by such person, partnership, corporation or other organization or group before any insurance regulartory authority whose approval of such

                         acquisition was required.  Provided, however, that an

                         event described in (1) or (2) above shall not

                         constitute a Change In Control if within 10 days of

                         such event the Continuing Directors provide the

                         Trustee with a resolution expressly stating that such

                         event shall not constitute a Change In Control for the

                         purposes of this Agreement.

               (v)       "Continuing Directors" shall mean those individuals

                         who constitute the Board of Directors of the Company

                         on the date of this Agreement and any individual

                         becoming a director subsequent to the date of this

                         Agreement whose election or nomination for election by

                         the Company's shareholders is approved by a vote of at

                         least six Continuing Directors who constitute not less

                         than three-quarters of the directors comprising the

                         then Continuing Directors, either by a specific vote

                         or by approval of the proxy statement of the Company

                         in which such individual is named as a nominee for

                         director, without objection to such nomination,

                         provided that no person shall under any circumstances

                         be considered a Continuing Director from and after

                         such time as such person is an Acquiring Person, an

                         Affiliate or Associate of an Acquiring Person, or a

                         nominee or representative of any thereof.  References

                         to an approval or other act of Continuing Directors

                         shall mean approvals given or actions authorized and/or taken both (A) by the Board of Directors of the

                         Company (or any legal successor thereto) of which at

                         the time not less than eight directors constituting

                         not less than two-thirds of the members are Continuing

                         Directors and (B) by not less than six Continuing

                         Directors constituting at least three-fourths of all

                         then Continuing Directors.

               (vi)      "Voting Stock" shall mean shares of capital stock of

                         the Company entitled to vote generally in the election

                         of the directors of the Company.

                                  ARTICLE III
                                  ___________

     3.1  By its acceptance of this Trust the Trustee hereby agrees to the designation by the Company of KPMG Peat Marwick as the Company's

          independent contractor (the "Independent Contractor") under this

          Agreement.  Provided, however, that the Trustee conditions its acceptance of such Independent Contractor upon the Independent

          Contractor's execution of the Form of Acknowledgment and Acceptance,

          or a similar form acceptable to both the Company and the Trustee, set forth in Exhibit A of this Agreement.  It is herein recognized that said Independent Contractor is also acting as the independent consulting actuary of the Company and that the Trustee shall have no responsibility hereunder for the continued retention of KPMG Peat

          Marwick and/or any responsibility assigned to said Independent

          Contractor or its performance thereof so long as said firm continues to be the Company's independent consulting actuary. In the event the

          Company replaces or no longer uses said firm as its independent consulting actuary, the Trustee in its sole discretion may, but need not, designate a new Independent Contractor from the list set forth in Exhibit B of this Agreement or may continue to use the same

          Independent Contractor; or in the event said firm does not accept its designation as Independent Contractor or accepts said designation and subsequently resigns, the Trustee shall designate another entity from the list set forth in Exhibit B of this Agreement to be the

          Independent Contractor, provided however, that any Independent

          Contractor appointed by the Trustee shall be independent of the

          Company.  The Company shall pay or reimburse the Trustee for all fees and expenses of any Independent Contractor appointed by the Trustee.

          The Company shall indemnify and hold the Trustee harmless for any actions or omissions of any Independent Contractor and shall indemnify and hold the Independent Contractor harmless for any actions or omissions of the Trustee.  The Independent Contractor shall be paid for its services on an hourly basis at rates comparable to the rates that the Independent Contractor charges for comparable services to its other clients.



     3.2  Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Independent

          Contractor shall maintain all the Plan Participant records contemplated by this Agreement, including the maintenance of the separate Account or Accounts of each Participant under this

          Agreement, the maintenance of the General Account, and the maintenance of Participants' interests under each Plan.  All such records shall be made available promptly on request of the Trustee or the Company.  In the event of a Change In Control, the Independent

          Contractor shall also prepare and distribute Participants' statements and shall be responsible for information with respect to payments, if any, to Participants and shall perform such other duties and responsibilities as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.



     3.3  Upon the establishment of this Trust or as soon thereafter as practicable, the Company shall furnish to the Independent Contractor and to the Trustee all of the information necessary to determine the benefits payable to or with respect to each Participant in both Plans

          (hereinafter referred to as the "Participant Data").  Notwithstanding the occurrence of a Change In Control, the Company shall regularly,

          at least annually, furnish revised updated Participant Data to the

          Independent Contractor.  Based on the foregoing information the

          Independent Contractor shall prepare an annual estimate of the accrued benefit for each Participant and its present value under the

          Retirement Plan and shall furnish a copy of same to the Company.  In the event the Company refuses or neglects to provide updated

          Participant information, as contemplated herein, the Independent

          Contractor shall be entitled to rely upon the most recent information furnished to it by the Company.



     3.4  Prior to a Change In Control, upon the direction of the Company the

          Independent Contractor shall prepare a certification (a "Benefit

          Certification") to the Trustee that a Participant's benefits under either of the Plans have become payable.  Notwithstanding any other provisions of this Agreement, after a Change In Control upon the proper application of a Participant, the Independent Contractor shall, without direction from the Company, prepare a Benefit

          Certification to the Trustee, based upon the most recent Participant

          Data furnished to the Independent Contractor prior to the Change In

          Control and any supplemental information furnished to the Independent

          Contractor by a Participant upon which the Independent Contractor may reasonably rely, that a Participant's benefits under either of the

          Plans have become payable.  In the event that the Trustee (a)

          suspends the payment of benefits from the Fund pursuant to Section

          2.1, and (b) pursuant to a court order as required by Section 2.1,

          subsequently resumes all of its duties and responsibilities under this Agreement, the Independent Contractor shall prepare a certification (an "Accrued Benefit Certification") of all amounts that would otherwise have been payable to each Participant from the

          Fund during such period of time as the Trustee suspended the payment of benefits pursuant to Section 2.1. Each Benefit Certification and each Accrued Benefit Certification shall include the amount of such benefits, the manner of payment and the name, address and social security number of the recipient.  Each Benefit Certification shall be updated annually.  The Trustee shall be entitled to rely on any

          Benefit Certification or any Accrued Benefit Certification provided by the Independent Contractor, and shall have no duty to verify the accuracy thereof.  Upon the receipt of a Benefit Certification or an

          Accrued Benefit Certification and appropriate federal, state and local tax withholding information, the Trustee shall commence cash distributions from the Trust Fund in accordance therewith to the person or persons so indicated and to the Company with respect to taxes required to be withheld and the Independent Contractor shall charge the Participant's Account established hereunder.  The

          Independent Contractor shall furnish a copy of each Benefit

          Certification and each Accrued Benefit Certification to the

          Participant for which such certification has been prepared.  The

          Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each Participant and the Independent Contractor with the appropriate tax information form evidencing such payment and the amount thereof.

     3.5  Notwithstanding any provision in this Agreement to the contrary, in the event the Trustee in its sole discretion reasonably disagrees with the accuracy or propriety of any Benefit Certification or any

          Accrued Benefit Certification, the Trustee, if unable to resolve such disagreement with the Independent Contractor, may apply to a court of appropriate jurisdiction for judicial review of such Benefit

          Certification or Accrued Benefit Certification.  Pending the

          resolution of any disagreement with the Independent Contractor with regard to the accuracy or propriety of any Benefit Certification or any Accrued Benefit Certification, the Trustee shall not distribute any amount from the Fund pursuant to such Benefit Certification or

          Accrued Benefit Certification.  The Trustee shall use its reasonable best efforts to promptly resolve any such disagreement that it may have with the Independent Contractor.



     3.6  All benefits payable from the Fund to a Participant under the

          Retirement Plan shall be paid solely from the account of such

          Participant established under such Retirement Plan.  Benefits payable under the Compensation Plan shall be paid solely from the account of such Participant established under the Compensation Plan.  Upon the satisfaction of all Company liabilities under a Plan to a Participant for whom an Account has been established hereunder, the Independent

          Contractor shall prepare a certification to the Trustee and to the

          Company showing the balance, if any, remaining in such Participant's

          Account under the Plan.  Such balance from an Account under the

          Retirement Plan shall be allocated first among Participant accounts under the Retirement Plan and, if the liability of the Company to all

          Participants under the Retirement Plan has been satisfied, the balance, if any, shall be allocated among the Accounts of

          Participants under the Compensation Plan.  Similarly, any balance from an Account under the Compensation Plan shall be allocated first among Participant Accounts under the Compensation Plan and, if the liability of the Company to all Participants under the Compensation

          Plan has been satisfied, the balance, if any, shall be allocated among the Accounts of Participants under the Retirement Plan.  Such balance, whether from a Retirement Plan Account or Compensation Plan

          Account, shall be reallocated ratably by the Independent Contractor

          (using the information set forth on the most recent estimated benefits statement prepared by the Independent Contractor pursuant to

          Section 3.3) to the Accounts of Participants being continued under the Plan (including Accounts which may have previously been reduced to a zero balance) in the ratio that liabilities in respect of each such Participant under each Plan bear to the total liabilities to all such Participants under that Plan.  Upon the satisfaction of all liabilities of the Company under both of the Plans to all

          Participants for whom Accounts have been established hereunder, the

          Independent Contractor shall prepare a certification to the Trustee and to the Company, and the Trustee upon receipt of such certification shall distribute the Fund in accordance with the written instructions of the Company.  The Trustee and the Independent

          Contractor shall have no responsibility for determining whether any

          Participant has died and shall be entitled to rely upon information furnished by the Company.



     3.7  The Company reserves the right to transfer to the Fund paid-up life insurance, retirement income or annuity policies or contracts on or for the life of any Participant for whom an Account or Accounts has been established hereunder or, prior to a Change In Control, to direct the Trustee to purchase any such policies or contracts on or for the life of any such Participant out of the amounts allocated to his Account.  Any such policy or contract shall be an asset of the

          Fund subject to the claims of the Company's creditors in the event of insolvency, as specified in Section 2.1.  The proceeds of any life insurance policy shall upon the death of the insured Participant be credited to the General Account, except that policies on the life of a Participant in the Deferred Compensation Plan shall first be applied toward company liabilities to the beneficiary of the

          Participant under the Deferred Compensation Plan.



     3.8  Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plans except to the extent such liabilities are met by application of Fund assets.

          It is the intent of the Company to have each Account established hereunder treated as a separate trust designed to satisfy in whole or in part the Company's legal liability under either of the Plans in respect of the Participant for whom such Account has been

          established.  The Company, therefore, agrees that all income,

          deductions and credits of each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

                                  ARTICLE IV
                                  __________



     4.1  The Company shall provide the Trustee and the Independent Contractor with a certified copy of the Plans and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plans and all amendments thereto, promptly upon their adoption.

          After the execution of this Agreement, the Company shall promptly file with the Trustee and the Independent Contractor a certified list of the names and specimen signatures of the directors and officers of the Company and any delegee authorized to act for it.  The Company shall promptly notify the Trustee and the Independent Contractor of the addition or deletion of any person's name to or from such list,

          respectively.  Until receipt by the Trustee and/or the Independent

          Contractor of notice that any person is no longer authorized so to act, the Trustee or the Independent Contractor may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee or the

          Independent Contractor shall be in writing signed by such person or persons.  The Trustee and the Independent Contractor may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Independent Contractor believes to have been signed thereby.  The

          Trustee and the Independent Contractor may also rely on any certification, notice or direction of the Company that the Trustee or the Independent Contractor believes to have been signed by a duly authorized officer or agent of the Company.  The Company shall be responsible for keeping accurate books and records with respect to the outside directors of the Company, their compensation and their rights and interests under both of the Plans.



     4.2  The Company shall make its contributions to the Trust in accordance with appropriate corporate action and the Trustee shall have no responsibility with respect thereto, except to add such contributions to the Fund.



     4.3  The Company shall indemnify and hold harmless the Trustee for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund,

          other than by its negligence or willful misconduct.



     4.4  The Company shall indemnify and hold harmless the Independent

          Contractor for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Independent Contractor with respect to keeping the records for

          Participants' Accounts, reporting thereon to Participants, certifying benefit information to the Trustee, determining the status of

          Accounts and benefits hereunder and otherwise carrying out its obligations under this Agreement, other than those resulting from the

          Independent Contractor's negligence or willful misconduct.

                                   ARTICLE V
                                   _________



     5.1  The Trustee shall not be liable in discharging its duties hereunder,

          including without limitation its duty to invest and reinvest the

          Fund, if it acts in good faith and in accordance with the terms of this Agreement and any applicable Federal or state laws, rules or regulations.



     5.2  Subject to investment guidelines agreed to in writing from time to time prior to a Change In Control, by the Company and the Trustee, the Trustee shall have the power in investing and reinvesting the

          Fund in its sole discretion:

          (a)  To invest and reinvest in any property, real, personal or mixed,

               wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation,

               common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee, the Company or any affiliate thereof),

               leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in

               partnerships and trusts, insurance policies and annuity

               contracts, and oil, mineral or gas properties, royalties,

               interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund;

          (b)  To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, subject to the instrument or instruments

               establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the Fund in any such common, collective or commingled trust fund;

          (c)  To retain any property at any time received by the Trustee;

          (d)  To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any convenant or agreement to purchase any property in the future;

          (e)  To participate in any plan of reorganization, consolidation,

               merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage,

               purchase, sale or other action by any person;

          (f)  To deposit any property held by it with any protective,

               reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

          (g)  To extend the time of payment of any obligation held by it;

          (h)  To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested,

               reinvested or disbursed;

          (i)  To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

          (j)  For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

          (k)  To manage, administer, operate, insure, repair, improve,

               develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas

               properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for

               amortization of the investment in or depreciation of the value of such property;

          (l)  To employ suitable agents and counsel, who may be counsel to the

               Company or the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the

               Company;

          (m)  To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

          (n)  To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction

               against liability or expenses it might incur therefrom;

          (o)  To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

          (p)  Generally, to do all acts, whether or not expressly authorized,

               that the Trustee may deem necessary or desirable for the

               protection of the Fund.

     Notwithstanding the foregoing, the Trustee shall upon the written direction of the Company prior to a Change In Control, invest all or part of the amount to the credit of any Participant's Account in a commercial annuity,

retirement income or life insurance policy or contract selected by the Company and the Trustee shall have no responsibility for any such investment other than as owner and custodian thereof.



     Notwithstanding the foregoing, after a Change In Control, the Trustee shall follow the investment guidelines agreed to by the Company and the Trustee as in effect immediately prior to the Change In Control.



     5.3  No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.  The Independent Contractor's obligations are limited solely to those explicitly set forth herein and the Independent

          Contractor shall have no responsibility, authority or control, direct or indirect, over the maintenance or investment of the Fund and shall have no obligation in respect of the Trustee or the Trustee's compliance with the Independent Contractor's certifications to the

          Trustee.



     5.4  The Trustee shall distribute cash or property from the Fund in accordance with Article III hereof.

     The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.



                                  ARTICLE VI
                                  __________



     6.1  The Company shall pay any Federal, state or local taxes on the Fund,

          or any part thereof, and on the income therefrom.



     6.2  The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses and compensation of counsel and other agents employed by the

          Trustee, all other reasonable and necessary expenses of managing and administering the Trust that are not paid by the Company including,

          but not limited to, investment management fees, computer time charges, data retrieval and input costs, and charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties. The Company shall also pay to the Trustee reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the

          Trustee in writing; provided, however, that if the Trustee forwards an amended compensation schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended compensation schedule shall be deemed to be agreed upon by the Company and the Trustee.

          Such expenses and compensation shall be a charge on the Fund and shall constitute a lien in favor of the Trustee until paid by the

          Company.  All such expenses and compensation charged to the Fund,

          unless otherwise paid by the Company, shall be applied against the

          General Account.  In the event that the assets allocated to the

          General Account are entirely depleted, all such expenses and compensation charged to the Fund shall be applied pro-rata against all Accounts in proportion to the assets allocated thereto.

          Notwithstanding any other provision of this Section 6.2, to the extent that the Trustee, in its discretion, decides that an expense is specifically attributable to one or more specified Accounts such expense shall be charged to such specified Accounts in such proportion as the Trustee decides.  Prior to allocating any particular expense to a specific Account, the Trustee shall provide notice of its intention to so allocate to the Company, the

          Independent Contractor and the Participant for whom such Account was established.

                                    ARTICLE VII
                                    ___________



     7.1  The Trustee shall maintain records with respect to the Fund that show all its receipts and disbursements hereunder.  The records of the

          Trustee with respect to the Fund shall be open to inspection by the

          Company, or its representatives, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the

          Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.



     7.2  Within a reasonable time after the close of each fiscal year of the

          Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company a statement of transactions reflecting its acts and transactions as

          Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively,

          including a statement of the then current value of the Fund.  The

          Independent Contractor shall also prepare and furnish to the Company a statement of the then current value of each Account and of the

          General Account.  Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company.



     The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions regarding this Agreement.  In any such action or proceeding it shall be necessary to join as parties only the

Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.



                                 ARTICLE VIII
                                 ____________



     8.1  Prior to a Change In Control the Trustee may resign at any time by delivering written notice thereof to the Company; provided, however,

          that no such resignation shall take effect until the earlier of (i)

          sixty (60) days from the date of delivery of such notice to the

          Company or (ii) the appointment of a successor trustee.  Following a

          Change In Control, the Trustee may resign only under one of the following circumstances:

          (a)  The Trustee is no longer in the business, or is actively in the process of removing itself from the business, of acting as trustee for employee benefit plans.

          (b) The Trustee determines that a conflict of interest exists which would prohibit it from fulfilling its duties under this Agreement in an ethically proper manner, and a law firm (appointed by the

              President of the Association of the Bar of the City of New York,

              or by the American Arbitration Association, if the President of

              the Association of the Bar of the City of New York fails to so appoint within thirty days of a request for such appointment, or notifies the Trustee that it is unable to make such appointment)

              concurs with the Trustee.  The Trustee shall use its best efforts to avoid the creation of such a conflict.  The decision of such law firm shall be binding, but may be appealed in the same manner, and under the same conditions, as if it were made by an arbitrator.  All costs incurred by the Trustee in connection with obtaining or appealing such a decision shall be reimbursable expenses pursuant to Article VI hereof.

          (c)  The assets of the Fund have been exhausted or are insufficient to pay accrued and reasonably anticipated fees and expenses of the

          Trustee hereunder, the Company has refused voluntarily to pay the

          Trustee's accrued fees and expenses as required pursuant to Section

          6.2 and the Trustee has been unsuccessful in obtaining a court order requiring the Company to make such payments or has been unable to collect on a judgment for such fees and expenses.



     Notwithstanding the above, the Trustee may resign for reasons set forth in

(a) or (b) only if it has obtained the agreement of a bank with assets in excess of $2 billion and net worth in excess of $100 million to replace it as trustee under the terms of this Agreement.  The decision rendered under (b), if that is the reason for the Trustee's resignation, may expressly excuse the

Trustee from this requirement.  In any event, the Trustee shall continue to be custodian of the Trust assets until the new trustee is in place, and the

Trustee shall be entitled to expenses and fees through the later of the effective date of its resignation as Trustee and the end of its custodianship of the assets of the Fund.



     8.2  Prior to a Change In Control the Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice of such removal,

          unless such notice period is waived in whole or in part by the

          Trustee. Following a Change In Control the Trustee may be removed at any time by the affirmative vote of two-thirds of the Participants voting on a per capita basis who were Participants in either of the

          Plans on the date of the occurrence of the Change In Control, and sixty (60) days' written notice of such removal, unless such notice period is waived in whole or in part by the Trustee.



     8.3  Upon the resignation or removal of the Trustee, U.S. Trust Company shall be appointed as successor trustee.  In the event that U.S.

          Trust Company refuses to accept its appointment as successor trustee pursuant to this Section 8.3, Chase Manhattan Bank, N.A. shall be appointed as successor trustee.  In the event that Chase Manhattan

          Bank, N.A. refuses to accept its appointment as successor trustee pursuant to this Section 8.3, a successor trustee shall be appointed pursuant to Section 8.4.  The appointment of a successor trustee pursuant to this Section 8.3 shall take effect upon the delivery to the Trustee of a written acceptance by such successor trustee, duly executed thereby.  Any successor trustee shall have all the rights,

          powers and duties granted the Trustee hereunder.



     8.4  Subject to the provisions of Section 8.3, prior to a Change In

          Control, upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Subject to the provisions of Section 8.3, following a Change In Control, upon the resignation of the Trustee, a successor trustee shall be appointed by the

          Trustee, and upon the removal of the Trustee a successor trustee shall be appointed by the affirmative vote of two-thirds of the

          Participants voting on a per capita basis who were Participants in either of the Plans on the date of the occurrence of the Change In

          Control.  Any successor trustee appointed under this Section 8.4 shall be chosen from the list of potential successor trustees set forth in Exhibit C.  In the event that all of the potential successor trustees set forth in Exhibit C refuse to accept an appointment as successor trustee, then the successor trustee shall be appointed as otherwise provided in this Section 8.4, and shall be a bank or trust company established under the laws of the United States or a State within the United States with assets in excess of $2 billion and net worth in excess of $100 million.  The appointment of a successor trustee pursuant to this Section 8.4 shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company, the Trustee, or two-

          thirds of the Participants in the Plans, as provided for in this

          Section 8.4, and (b) a written acceptance by such successor trustee,

          duly executed thereby.  Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.



     8.5  If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     8.6  Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account,

     the Trustee shall transfer and deliver the Fund to such successor.  Under no circumstances shall the Trustee transfer or deliver the Fund to any successor which is not a bank or trust company established under the laws of the United States or a State within the United States with assets in excess of $2 billion and net worth in excess of $100 million.



                                  ARTICLE IX
                                  __________



     9.1  Prior to a Change In Control, the Trust established pursuant to this

          Agreement may only be terminated by the affirmative vote of two-

          thirds of the Participants in either of the Plans voting on a per capita basis.  Following a Change In Control, the Trust established pursuant to this Agreement may not be terminated by the Company prior to the satisfaction of all liabilities with respect to all

          Participants in both of the Plans.  Following a Change In Control,

          upon receipt of a written certification from the Independent

          Contractor that all liabilities have been satisfied with respect to all Participants in both of the Plans, the Company pursuant to a resolution of its Board of Directors may terminate the Trust upon delivery to the Trustee of (a) a certified copy of such resolution,

          (b) an original certification of the Independent Contractor that all such liabilities have been satisfied and (c) a written instrument of termination duly executed and acknowledged in the same form as this

          Agreement.



     9.2  Upon the termination of the Trust in accordance with Section 9.1, the

          Trustee shall, after the acceptance and approval of its account,

          distribute the Fund to the Company.  Upon completing such

          distribution, the Trustee shall be relieved and discharged.  The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.



                                   ARTICLE X
                                   _________

     10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors thereof by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the same form as this Agreement, except that the duties and responsibilities of the Trustee shall not be increased without the

     Trustee's written consent; provided, however, any such amendment affecting any Account or the procedures for distribution thereof shall not become effective until sixty (60) days after a copy of such amendment has been delivered by registered mail by the Company or the Independent Contractor to each Participant for whom an Account is maintained under this

     Agreement.  In the event the Company, Trustee or Independent Contractor receives written objections to such amendment from such person within such sixty (60) day period, such amendment shall be ineffective and void in respect of the Participant so objecting to the amendment.



                                  ARTICLE XI
                                  __________



     11.1 This Agreement shall be construed and interpreted under, and the

     Trust hereby created shall be governed by, the laws of the State of New

     York insofar as such laws do not contravene any applicable Federal laws,

     rules or regulations.  Nothing in this Agreement shall be construed to subject either the Trust created hereunder or the Plans to the Employee

     Retirement Income Security Act of 1974, as amended.



     11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.



     11.3 No right or interest of any Participant under either of the Plans in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any

     Participant in either of the Plans or in the Fund shall be subject to any garnishment, attachment or execution.  Notwithstanding the foregoing, the

     Fund shall at all times remain subject to claims of creditors of the

     Company in the event the Company becomes insolvent as provided in Section

     2.1.



     11.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Independent

     Contractor as to the benefit payable to any persons hereunder.  If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under the Plans or this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American

     Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review.  It is expressly understood that pending the resolution of any such dispute payment of benefits shall be made and continued by the Trustee in accordance with the certification of the Independent Contractor and that the Trustee and the

     Independent Contractor shall have no liability with respect to such payments.  Provided, however, that the provisions of this Section 11.4 are subject to the provisions of Section 3.5. The Company also agrees to pay the entire cost of any arbitration or legal proceeding initiated by it including the legal fees of the Trustee, the Independent Contractor and the Plan Participant regardless of the outcome of any such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.



     11.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger,

     consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto.  In the event of any such merger,

     consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Independent

     Contractor with the information specified in Section 4.1 of this

     Agreement.  In no event shall any such transaction described herein suspend or delay the rights of Plan Participants to receive benefits hereunder.



     11.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.



     11.7 Communications to the Trustee shall be sent to it at its office at

     450 West 33rd Street, New York, New York  10001, or to such other address as the Trustee may specify in writing.  No communication shall be binding upon the Trustee until it is received by the Trustee. Communications to the Company shall be sent to the Company's principal offices or to such other address as the Company may specify in writing.



     11.8 In the event any Participant is determined to be subject to Federal income tax on any amount to the credit of any Account under this Agreement prior to the time of payment hereunder, the entire amount determined to be so taxable shall be distributed by the Trustee to such Participant.  An amount to the credit of a Participant's Account or Accounts shall be determined to be subject to Federal income tax upon the earliest of:  (a)

     a final determination by the United States Internal Revenue Service addressed to the Participant which is not appealed to the courts; (b) a final determination by the United States Tax Court or any other Federal

     Court affirming any such determination by the Internal Revenue Service; or

     (c) an opinion by counsel chosen by the Company addressed to the Company and the Trustee, that, by reason of Treasury Regulations, amendments to the Internal Revenue Code, published Internal Revenue Service rulings,

     court decisions or other substantial precedent, amounts to the credit of

     Participant's Accounts hereunder are subject to Federal income tax prior to payment.  The Company shall undertake to defend, and bear the expense of, any tax claims described herein which are asserted by the Internal

     Revenue Service or by any taxing authority of any State or locality or by any court.  The Company agrees to reimburse any Participant or his spouse for any interest or penalties in respect of Federal, state or local tax claims hereunder upon receipt of documentation of same. Any distributions from the Trust Fund to a Participant under this Section 11.8 shall be applied in an equitable manner to reduce Company liabilities to such

     Participant under the Plans; provided, however, that in no event shall any

     Participant or estate of any Participant have any obligation to return all or any part of such distribution to the Company if such distribution exceeds benefits payable under the Plans.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed and their respective corporate seals to be hereto affixed this

1st day of March 1994.



Attest:


_____________________                             CHEMICAL BANK
     Trust Officer



                                                  By:  /s/ Richard Hauptman
                                                       ____________________
                                                       Richard Hauptman
                                                       Vice President



Attest:                                           USLIFE CORPORATION



_____________________                             By:  /s/ Christopher S. Ruisi
     Secretary                                         ________________________
                                                          Christopher S. Ruisi
                                                          Vice Chairman and
                                                          Chief Administrative
                                                          Officer

                                   EXHIBIT A
                                   _________


                                ACKNOWLEDGEMENT
                                      AND
                                  ACCEPTANCE


     The undersigned hereby acknowledges its receipt of an agreement made as of
the               day of                             between the USLIFE
Corporation and Chemical Bank relating to the USLIFE Corporation Retirement Plan for Outside Directors and the USLIFE Corporation Deferred Compensation Plan (the "Agreement"). In addition, the undersigned hereby accepts its appointment as Independent Contractor under the terms set forth in the Agreement.



Attest:                                      KPMG PEAT MARWICK



___________________                          By_____________________



STATE OF NEW YORK        )
                            : ss.:

COUNTY OF NEW YORK)   )

     On this        day of                      , before me personally came
                            , to me known, who, being by me duly sworn, did
depose and say that she is one of the partners of the firm of KPMG Peat Marwick, the firm described in and which executed the foregoing instrument, and that she signed her name thereto for and on behalf of said firm.




                                             _____________________
                                             Notary Public

                                                            EXHIBIT B



Buck Consultants Inc.
Two Pennsylvania Plaza
New York, New York 10121

A. Foster Higgins & Co. Inc.
125 Broad Street
New York, New York  10004

William M. Mercer, Inc.
1166 Avenue of the Americas
New York, New York  10036-2708

TPF&C/Towers Perrin
245 Park Avenue
New York, New York  10167

The Wyatt Company
1500 'K' Street NW
Washington, D.C.  20005

                                                            EXHIBIT C



Bankers Trust Company
280 Park Avenue
New York, New York  10017

The Bank of New York
One Wall Street
New York, New York  10286

                                   Amendment
                                   _________

     Amendment, effective January 23, 1996, to Trust Agreement dated March 1, 1994, among USLIFE Corporation, Chemical Bank and KPMG Peat Marwick LLP (as Independent Contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan for Outside Directors and the USLIFE Corporation Deferred Compensation Plan for outside directors.

     In accordance with the provisions contained in Section 10.1 of the Agreement, the language in Section 2.3(d) (iv) is deleted in its entirety and replaced with the following language:

     "Change In Control" means (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly, or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company; (iv) a liquidation or reorganization of the Company; or (v) the occurrence of any Flip Over Transaction or Event, as defined in Section 1.1(j) of the Amended and Restated Rights Agreement, as amended from time to time prior to the occurrence of any such transaction or event that otherwise would have previously been considered a Flip Over Transaction or Event. Provided, however, that an event described above shall not constitute a Change In Control if within 10 days of such event the Continuing Directors provide the Trustee with a resolution expressly stating that such event shall not constitute a Change In Control for the purpose of the Agreement.